Web Hosting Solutions Limited
INDEX TO CONDENSED FINANCIAL STATEMENTS
September 30, 2015 and 2014

Web Hosting Solutions Limited
 Condensed Balance Sheets

	September 30, 2015	March 31, 2015
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$10,897	$10,354
Total Current Assets	10,897	10,354
Equipment, net	464	629
TOTAL ASSETS	$11,361	$10,983

LIABILITIES AND STOCKHOLDER'S DEFICIT
Current Liabilities
Taxes Payable	$4,959	$5,059
Due to related party	13,619	12,712
TOTAL LIABILITIES	18,578	17,771

STOCKHOLDER'S DEFICIT
Common stock, 1 share authorized; $2 par value
1 share issued and outstanding	2	2
Stockholder receivable	(24,416)	(26,502)
Retained earnings	17,761	20,773
Accumulated other comprehensive income	(564)	(1,061)
TOTAL STOCKHOLDER'S DEFICIT	(7,217)	(6,788)
TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT	$11,361	$10,983

The accompanying notes are an integral part of these unaudited condensed financial statements.

Web Hosting Solutions Limited
Condensed Statements of Operations and Comprehensive Income (Loss)
(unaudited)

	Six Months Ended	Six Months Ended
	September 30,	September 30,

REVENUES	$22,229	$32,917
COST OF GOODS SOLD	4,723	7,264
GROSS PROFIT	17,506	25,653

OPERATING EXPENSES
Depreciation	165	165
General and administrative	3,175	7,442
Salaries and Payroll	17,178	6,538
Total Operating Expenses	20,518	14,144

(LOSS) INCOME FROM OPERATIONS	(3,012)	11,510

OTHER INCOME
Interest income	(0)	(1)
Total Other Income	(0)	(1)

(LOSS) INCOME BEFORE INCOME TAXES	(3,012)	11,511
Provision for income taxes	-	-
Net (Loss) Income	(3,012)	11,511

OTHER COMPREHENSIVE LOSS (GAIN)
Foreign Currency Translation Adjustments	(497)	723

TOTAL COMPREHENSIVE (LOSS) INCOME	$(2,515)	$10,788

BASIC AND DILUTED (LOSS) INCOME PER COMMON SHARE	$(2,515)	$10,788

Basic and Diluted Weighted Average Common Shares Outstanding	1	1

The accompanying notes are an integral part of these unaudited condensed financial statements.

Web Hosting Solutions Limited
Condensed Statements of Cash Flows
(unaudited)

	Six Months Ended	Six Months Ended
	September 30	September 30

CASH FLOWS FROM OPERATING ACTIVITIES
TOTAL NET (LOSS) INCOME	$(3,012)	$11,511
Adjustments to reconcile net (loss) income to net cash from operating activities:
Depreciation	165	165
Changes in operating assets and liabilities:
Taxes Payable	(99)	(448)
Net cash (used in) provided by operating activities	(2,946)	11,228

CASH FLOWS FROM INVESTING ACTIVITIES
Advances to stockholder	-	(2,516)
Repayment of stockholder receivable	2,085	-
Net cash provided by (used in) investing activities	2,085	(2,516)

CASH FLOWS FROM FINANCING ACTIVITIES
Due to Related Party	907	5,293
Net cash provided by financing activities	907	5,293

Effects on changes in foreign exchange rate	497	(723)

Net increase in cash and cash equivalents	543	13,282
Cash and cash equivalents - beginning of period	10,354	21,501
Cash and cash equivalents - end of period	$10,897	$34,783

Supplemental Cash Flow Disclosures
Cash paid for interest	$-	$-
Cash paid for income taxes	$(220)	$(327)

The accompanying notes are an integral part of these unaudited condensed financial statements.

Web Hosting Solutions Limited
Condensed Notes to the Unaudited Financial Statements
March 31, 2015

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Web Hosting Solutions Limited ("Web Hosting", the "Company") was founded in England on May 30, 2012. The Company provides web hosting services. The Company's fiscal year end is March 31.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC").  The Financial Statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles ("GAAP") of the United States.

Unaudited Interim Financial Statements

The accompanying condensed unaudited financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America for interim financial information and with the instructions to Form 10-Q.  Accordingly, the financial statements do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, all adjustments consisting of normal recurring entries necessary for a fair statement of the periods presented for: (a) the financial position; (b) the result of operations; and (c) cash flows, have been made in order to make the financial statements presented not misleading.  The results of operations for such interim periods are not necessarily indicative of operations for a full year.

While management of the Company believes that the disclosures presented herein are adequate and not misleading, these condensed interim financial statements should be read in conjunction with the audited consolidated financial statements and the footnotes thereto for the year ended March 31, 2015.

Foreign Currency Translation and Re-measurement

The Company's functional currency is British Pound and reporting currency is the U.S. dollar. All transactions initiated in British Pounds are translated into U.S. dollars in accordance with ASC 830-30, "Translation of Financial Statements," as follows:

i)	Assets and liabilities at the rate of exchange in effect at the balance sheet date.
ii)	Equity at historical rates.
iii)	Revenue and expense items at the average rate of exchange prevailing during the period.

Adjustments arising from such translations are included in accumulated other comprehensive income in shareholders’ equity.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ from these good faith estimates and judgments.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks, money market funds, and certificates of term deposits with maturities of less than three months from inception, which are readily convertible to known amounts of cash and which, in the opinion of management, are subject to an insignificant risk of loss in value.

Accounts Receivable

Accounts receivable consists of trade receivables from customers. The Company evaluates the collectability of its accounts receivable on an on-going basis and writes off the amount when it is considered to be uncollectible.

Financial Instruments

The Company follows ASC 820, "Fair Value Measurements and Disclosures",  which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date.  ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Concentrations of Credit Risk

The Company's financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and cash equivalents and accounts receivable. The Company places its cash and cash equivalents with financial institutions of high credit worthiness.  At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits.  The Company evaluates the collectability of its accounts receivable on an on-going basis and requests deposits whenever it is necessary. The Company's management plans to assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

Property, Plant and Equipment

Property, plant and equipment are carried at cost less accumulated depreciation. Cost includes all direct costs necessary to acquire and prepare assets for use, including internal labor and overhead in some cases. Depreciation of property, plant and equipment is provided on the straight-line method over estimated useful lives. The costs of repairs and maintenance are expensed when incurred, while expenditures for refurbishments and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. When assets are retired or sold, the asset cost and related accumulated depreciation are eliminated with any remaining gain or loss recognized in net earnings.

Depreciation has been provided at the following rates in order to write off the assets over their estimated useful lives.

Computer Equipment                                                       4 years straight line

Long-lived Assets

Long-lived assets such as property, plant and equipment and identifiable intangibles are reviewed for impairment whenever facts and circumstances indicate that the carrying value may not be recoverable. When required impairment losses on assets to be held and used are recognized based on the fair value of the asset. The fair value is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required.  If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset.  When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets.  We did not recognize any impairment losses for any periods presented.

Revenue Recognition

The Company recognizes revenue from the sale of products and services in accordance with ASC 605,"Revenue Recognition."

The Company recognizes revenue from services only when all of the following criteria have been met:

i)	Persuasive evidence for an agreement exists;
ii)	Service has been provided;
iii)	The fee is fixed or determinable; and,
iv)	Collection is reasonably assured.

Revenue related to consulting service is fully recognized when the above criteria are met.

Share-based Expenses

ASC 718 "Compensation – Stock Compensation" prescribes accounting and reporting standards for all share-based payment transactions in which employee services are acquired.  Transactions include incurring liabilities, or issuing or offering to issue shares, options,  and other equity instruments such as employee stock ownership plans and stock appreciation rights.  Share-based payments to employees, including grants of employee stock options, are recognized as compensation expense in the financial statements based on their fair values. That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period).

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50, "Equity – Based Payments to Non-Employees."  Measurement of share-based payment transactions with non-employees is based on the fair value of whichever is more reliably measurable:  (a) the goods or services received; or (b) the equity instruments issued.  The fair value of the share-based payment transaction is determined at the earlier of performance commitment date or performance completion date.

There were no share-based expenses for the period ended March 31, 2015 and 2014.

Deferred Income Taxes and Valuation Allowance

The Company accounts for income taxes under ASC 740 "Income Taxes."  Under the asset and liability method of ASC 740, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period the enactment occurs.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.  No deferred tax assets or liabilities were recognized as at March 31, 2015 and 2014.

Net Loss Per Share of Common Stock

The Company has adopted ASC Topic 260, "Earnings per Share," ("EPS") which requires presentation of basic EPS on the face of the income statement for all entities with complex capital structures and requires a reconciliation of the numerator and denominator of the basic EPS computation.  In the accompanying financial statements, basic loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period.

The Company has no potentially dilutive securities, such as options or warrants, currently issued and outstanding.  Diluted earnings per share are based on the Company’s earnings per share including consideration of dilutive securities.  For the periods ending March 31, 2015 and 2014, no such securities are issued and outstanding.

Recent Accounting Pronouncements

In May 2014 and again in August 2015, the Financial Accounting Standards Board issued amended accounting guidance on revenue recognition that will be applied to all contracts with customers. The objective of the new guidance is to improve comparability of revenue recognition practices across entities and to provide more useful information to users of financial statements through improved disclosure requirements. This guidance is effective for annual and interim periods beginning in 2019. Early adoption is permitted, but only beginning in 2018. The Company is currently assessing the impact of adoption on its financial statements.

NOTE 3 – GOING CONCERN

The Company’s financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. As at September 30, 2015, the Company had working capital deficiency of $7,217 and retained earnings of $17,761. The ability of the Company to continue as a going concern is dependent on the Company’s ability to generate ongoing profits.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital from management and significant shareholders sufficient to meet its minimal operating expenses and seeking equity and/or debt financing. However management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 4 – EQUIPMENT

	September 30, 2015	March 31, 2015
Equipment	$1,259	$1,259
Less accumulated depreciation	(795)	(630)
	$464	$629

The Company recorded $165 in depreciation for the six month period ended September 30, 2015, and $165 in depreciation for the six month period ended September 30, 2014.

NOTE 5 – RELATED PARTY TRANSACTIONS

The Company had amounts owing to a related party of $13,619 and $12,712 as of September 30, 2015 and March 31, 2015, respectively. The related party is an entity owned by the shareholder.  The amounts are non-interest bearing and have no terms of repayment.

The Company had amounts owing from the director of the company, a shareholder, of $24,416 and $26,502 as of September 30, 2015 and March 31, 2015, respectively.  The amounts are non-interest bearing and have no terms of repayment.

During the six months ended September 30, 2015, the Company paid the director a salary of $17,178.  For the six months ended September 30, 2014, the Company paid the director a salary of $6,538.

NOTE 6 - EQUITY

Authorized Stock

The Company has 1 authorized common share with a par value of $2 per share. Each common share entitles the holder to one vote, in person or proxy, on any matter on which action of the stockholders of the corporation is sought.

Common Shares

On May 20, 2012, the Company issued 1 common share for $2 cash.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

From time to time the Company may become a party to litigation matters involving claims against the Company. Management believes that it is adequately insured for its operations and there are no current matters that would have a material effect on the Company's financial position or results of operations.  For the period ending September 30, 2015 and 2014, no litigation matters were noted by the Company.

NOTE 8 – SUBSEQUENT EVENTS

On October 23, 2015, the shareholder operating the company entered into a Share Purchase Agreement to sell all of the outstanding shares of capital stock to Data Cloud Inc. for $72,000.  The shareholder will be appointed to the Board of Directors and be subject to Data Cloud Inc.’s governing documents.  Data Cloud Inc. will employ the shareholder at a fixed salary of $2,700 per month.  In addition, the shareholder will be entitled to 15% of all annual profits during the period of employment.  Data Cloud Inc. will reimburse the shareholder for office space rental and an automobile lease not to exceed $300 per month and $350 per month, respectively.

Data Cloud Inc. will also invest $15,000 per month in debt or equity for the three months following the Share Purchase Agreement.